UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10589

Oppenheimer Real Estate Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: April 30

Date of reporting period: 10/31/2013

Item 1. Reports to Stockholders.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/13

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	FTSE NAREIT Equity REIT Index
6-Month	-5.86%	-11.28%	-6.58%
1-Year	10.54	4.19	11.55
5-Year	14.31	12.96	15.12
10-Year	10.13	9.48	9.82

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of -5.86% during the reporting period. The Fund’s losses occurred largely over the first half of the reporting period as the markets reacted strongly to the Federal Reserve’s (the “Fed”) talk of potentially tapering its quantitative easing program. On a relative basis, the Fund outperformed its benchmark, the FTSE NAREIT Equity REIT Index (the “Index”), which returned -6.58%. The Fund outperformed the Index in most areas, led by an overweight position in self-storage REITs and stronger security selection among industrial/office and retail REITs. The Fund underperformed the Index slightly in the residential sector, where weaker relative security selection detracted.

MARKET OVERVIEW

Accommodative monetary policies on the part of central banks in the U.S., Europe and Japan, combined with supportive equity valuations relative to bonds, resulted in a rally in real estate equity markets over the first four months of 2013. However, markets became volatile in May after relatively hawkish remarks by Fed chairman Ben Bernanke were widely interpreted as a signal that U.S. monetary policymakers would begin to back away from their quantitative easing program sooner than expected. A slowdown in China also weighed on global equity markets. U.S. real estate securities underperformed U.S. equity markets during this time, as a rise in government bond yields contributed to narrowing yield spreads. Emerging markets were hit particularly hard since concern regarding the Fed’s taper talk led to weak equity and currency performance. While the Fed’s comments roiled the markets over the first half of the period, in September, the central bank clarified that it planned to taper later rather than earlier.

In the U.S., positives outweigh the negatives although not without volatility and the now familiar drama in Washington. The U.S. economy continued to grow at a moderate pace, driven by a resurgent housing market, strong automobile sales, and a burgeoning energy market. In the public real estate market, after the Fed began its taper talk in May, companies with higher yields and typically longer term leases were negatively impacted by the volatility in interest rates. Cyclical sectors with shorter duration leases swung into favor as their ability to respond quickly to improving economic conditions (and ultimately higher inflation) was rewarded. In this environment, sectors such as lodging and self-storage performed positively, with losses experienced in most other areas. While the U.S. economy continued to grow, the recovery lost momentum in the third quarter of 2013 with confidence undermined by political drama in Washington. This uncertainty remains the major hurdle to achieving a robust expansion.

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Outside of the U.S., the Eurozone officially exited an 18-month recession during the reporting period, and Europe began to show the first signs of a recovery. Additional challenges reside in European banks, which still need to restructure and work out non-performing loans in the real estate sector. The European Central Bank (the “ECB”) has indicated that monetary policy may stay accommodative and interest rates low for a prolonged period. After enjoying an unusually high pace of growth fueled by capital flowing from post-global financial crisis U.S. and European economies, Asian nations (ex-Japan) are now decelerating to a more sustainable pace as the capital is flowing from Asia back to a healthier West. Fears of a ‘’Hard Landing’’ in China have diminished markedly. Slower Gross Domestic Product growth in China has meant reduced commodities demand from its Asian neighbors. China’s trading partners are seeking solutions to this drop-off and success will be varied in scope and timing. Japan has been the exception in the region, as its growth prospects are more closely tied to the recovering Western nations. Moreover, various domestic reform and stimulus measures by prime minister Shinzo Abe (commonly referred to as “Abenomics”) are being implemented to end its two decade long period of deflation and anemic growth. However, in recent quarters, Japan’s economic outlook has begun to decelerate from its lofty levels, as the impact of relying on increases in domestic demand have started to weigh on their economy.

FUND REVIEW

Top performing holdings this period included self-storage companies Extra Space Storage, Inc. and CubeSmart. In general, the self-storage sector continues to show strong occupancy and almost no supply growth, which supports upward pressure on rents. We believe these two companies are well positioned in the sector with strong property portfolios and solid occupancy, which may potentially help drive rent growth.

Also benefiting performance were Prologis, Inc., Essex Property Trust, Inc. and LaSalle Hotel Properties. Prologis is an industrial sector company that acquires and develops warehouses and distribution facilities. After months of unattractive pricing compared to valuation, we took advantage of the selloff in late May and early June to start acquiring Prologis at prices we considered attractive, which benefited this period. Industrial sector REITs also fared better than other sectors due to increased demand for strategically located warehouses from companies seeking to improve the productivity of their distribution networks, and general improvement in the outlook for the global economy. Essex Property Trust, one of our apartment sector holdings, focuses on apartment communities on the west coast of the U.S., such as Los Angeles, San Diego, San Francisco and Seattle. In the apartment sector, we continue to favor the west coast, making Essex Property Trust an ideal investment choice. In the west coast, apartment fundamentals, particularly in northern California and Seattle continue to be strong despite the new supply.

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As a result, Essex Property Trust had strong revenue and same property net operating income growth so far this year. We believe that the increase in demand for housing in the tech-oriented northern California market will continue to exceed new supply. LaSalle Hotel Properties is a lodging holding that invests in, renovates and leases full-service luxury hotels in the U.S. The lodging sector produced positive performance in a challenging environment for the U.S. REIT market. The sector continued to benefit from improving room demand, positive operating leverage, and limited new development. An improving economy also continues to drive the business and leisure travel that feeds this sector. LaSalle outperformed both the REIT universe and the lodging sector as the company benefited from strong second quarter earnings, a large dividend increase, and investor anticipation of the completion of significant renovations at the Park Central Hotel in New York City. Investors were relieved to hear that the Washington, D.C. market was not as big of a drag on earnings as they had feared.

The most significant detractors from performance this period were Simon Property Group, Inc., Ventas, Inc. and HCP, Inc. Despite attractive valuations and strong earnings growth, Simon Property Group and the mall sector in general produced negative returns so far in 2013 primarily due to decelerating mall tenant sales. Earlier in the year, the consumer faced several challenges that weighed on retail sales, including higher payroll taxes, a government shutdown, and low wage growth. Driven by rising home prices, a strong stock market and lower gasoline prices, we believe many of these issues will be offset in the coming quarters.

Ventas, Inc. and HCP, Inc. are health care companies that invest in and operate health care-related real estate, such as medical office buildings or senior living facilities. Health care stocks endured significant pressure throughout the third quarter as 10-year U.S. Government bond yields rose towards 3% amid concerns that the Fed would taper its quantitative easing activity at the September Federal Open Market Committee meeting. We had a general underweight to the sector during the reporting period, but in August 2013, we moved towards an aggressive underweight and exited our position in HCP. We maintained a position in Ventas, which has a portfolio that is nearly 40% exposed to senior living assets in a partnership structure under the REIT Investment and Diversification and Empowerment Act (“RIDEA”) of 2007. The RIDEA structure enables Ventas to participate in the fundamentals of the underlying real estate, which is leased to seniors on a short-term basis, by keeping a share of its operating income and not just lease payments. As a result, their portfolio has a materially shorter lease term than most health care REITs. While we believed the company would benefit from this shorter lease duration relative to its peers, it underperformed this period as investors anticipated higher interest rates and shrinking acquisition volumes. While we trimmed our

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position in August 2013, we maintained exposure as we believe the company is mispriced relative to peers.

STRATEGY & OUTLOOK

As equity and fixed income markets respond to movements by the Fed and gridlock in Washington, we continue to believe that REIT market fundamentals remain very positive. The vast majority of companies have well positioned balance sheets, high-quality real estate portfolios, and positive leasing momentum. Furthermore, new development in the U.S. remains near historic lows for most property types. Entering the final months of 2013, the U.S. economy is maintaining its moderate recovery. Job growth in the U.S. has been improving slowly but consistently, and we expect more of the same both in employment and GDP growth. The recent Fed decision not to taper will be likely revisited as growth accelerates. We expect that longer duration lease sectors will be volatile until the trajectory of interest rates is settled. While recent Fed inaction likely tamps down interest rates in the immediate term, we believe that investor expectations will look for higher interest rates in 2014, creating an environment where more cyclical

Scott C. Westphal, CPA, CFA Portfolio Manager

REITs may continue to benefit. After an apparent bottoming and initial rebound in the labor force participation rate, year over year the number continues to drop except for the 55+ age cohort. We believe that retail sales will continue on their moderate growth track. The Commercial Property Price Index has continued its steady recovery. The consensus outlook from private investors is for slower property price appreciation, with steady growth in income. We believe that the current Fed stance on interest rates is still favorable for REITs long term, as any increase in interest rates should be tied to an improvement in employment. The U.S. continues on a slow growth trajectory and real estate fundamentals remain strong, keeping us optimistic and focused on stock selection. We also would like to remind investors that the accommodative monetary policies of central banks around the globe has the potential to lead to an acceleration of inflation levels at some point in the future, and while past performance is not indicative of future results, U.S. REITs have historically acted as both a total return vehicle as well as an inflation hedge.

David Wharmby, CFA Portfolio Manager

The Portfolio Managers are employed by the Fund’s sub-sub-adviser, Cornerstone Real Estate Advisers LLC. The opinions of the Portfolio Managers do not necessarily reflect the opinions of OppenheimerFunds.

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Simon Property Group, Inc.	12.4%
Public Storage	5.3
Essex Property Trust, Inc.	4.1
Host Hotels & Resorts, Inc.	4.0
AvalonBay Communities, Inc.	3.9
Boston Properties, Inc.	3.8
Health Care REIT, Inc.	3.5
Kimco Realty Corp.	3.3
Douglas Emmett, Inc.	3.1
Vornado Realty Trust	3.1

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Real Estate Investment Trusts:	98.8%
Specialized REITs	29.6
Retail REITs	29.4
Office REITs	11.9
Residential REITs	10.8
Industrial REITs	10.3
Diversified REITs	6.8
Health Care Facilities	1.2

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2013, and are based on market value of common stocks.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/13

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OREAX)	3/4/02	-5.86%	10.54%	14.31%	10.13%
Class B (OREBX)	10/1/03	-6.17%	9.72%	13.47%	9.64%
Class C (ORECX)	10/1/03	-6.22%	9.68%	13.45%	9.29%
Class I (OREIX)	8/28/12	-5.62%	11.03%	6.98%*	N/A
Class N (ORENX)	10/1/03	-5.97%	10.25%	14.02%	9.85%
Class Y (OREYX)	10/1/03	-5.74%	10.78%	14.71%	10.55%

*	Shows performance since inception.

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/13

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OREAX)	3/4/02	-11.28%	4.19%	12.96%	9.48%
Class B (OREBX)	10/1/03	-10.82%	4.72%	13.23%	9.64%
Class C (ORECX)	10/1/03	-7.15%	8.68%	13.45%	9.29%
Class I (OREIX)	8/28/12	-5.62%	11.03%	6.98%*	N/A
Class N (ORENX)	10/1/03	-6.90%	9.25%	14.02%	9.85%
Class Y (OREYX)	10/1/03	-5.74%	10.78%	14.71%	10.55%

*	Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the since inception return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REIT Index consists of certain companies that own and operate income-producing real estate that have 75% or more of their respective gross invested assets in the equity or mortgage debt of commercial properties. The Index is unmanaged and cannot be purchased directly by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

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The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During 6 Months Ended October 31, 2013
Class A	$1,000.00	$941.40	$6.97
Class B	1,000.00	938.30	10.81
Class C	1,000.00	937.80	10.86
Class I	1,000.00	943.80	4.47
Class N	1,000.00	940.30	8.30
Class Y	1,000.00	942.60	5.84

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.05	7.25
Class B	1,000.00	1,014.12	11.23
Class C	1,000.00	1,014.06	11.28
Class I	1,000.00	1,020.62	4.65
Class N	1,000.00	1,016.69	8.63
Class Y	1,000.00	1,019.21	6.07

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2013 are as follows:

Class	Expense Ratios
Class A	1.42%
Class B	2.20
Class C	2.21
Class I	0.91
Class N	1.69
Class Y	1.19

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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STATEMENT OF INVESTMENTS    October 31, 2013 / Unaudited

	Shares	Value
Common Stocks—98.3%
Financials—97.1%
Real Estate Investment Trusts (REITs)—97.1%
Diversified REITs—6.7%
Cousins Properties, Inc.	891,600	$10,101,828
Lexington Realty Trust	1,426,691	16,692,285
Spirit Realty Capital, Inc.	1,137,570	11,898,982
Vornado Realty Trust	368,265	32,797,681

		71,490,776
Industrial REITs—10.1%
DCT Industrial Trust, Inc.	3,846,790	29,812,622
First Industrial Realty Trust, Inc.	1,615,611	29,194,091
Prologis, Inc.	801,190	32,007,541
STAG Industrial, Inc.	783,720	16,387,585

		107,401,839
Office REITs—11.7%
Boston Properties, Inc.	393,249	40,701,272
Douglas Emmett, Inc.	1,327,585	33,096,694
Highwoods Properties, Inc.	577,050	22,274,130
Kilroy Realty Corp.	408,732	21,728,193
SL Green Realty Corp.	68,498	6,477,856

		124,278,145
Residential REITs—10.6%
Apartment Investment & Management Co., Cl. A	285,250	7,981,295
AvalonBay Communities, Inc.	335,836	41,996,292
Equity Residential	362,988	19,006,051
Essex Property Trust, Inc.	272,114	43,810,354

		112,793,992
Retail REITs—28.8%
Acadia Realty Trust	958,580	25,565,329
DDR Corp.	798,520	13,534,914
General Growth Properties, Inc.	1,513,210	32,125,448
Kimco Realty Corp.	1,654,790	35,544,889
Ramco-Gershenson Properties Trust	1,025,120	16,668,451
Regency Centers Corp.	579,150	29,918,889
Simon Property Group, Inc.	851,287	131,566,406

	Shares	Value
Retail REITs (Continued)
Tanger Factory Outlet Centers, Inc.	459,350	$16,008,348
Taubman Centers, Inc.	97,870	6,438,867

		307,371,541
Specialized REITs—29.2%
Ashford Hospitality Trust, Inc.	744,570	9,724,084
Chesapeake Lodging Trust	779,707	18,377,694
CubeSmart	1,165,380	21,291,492
DiamondRock Hospitality Co.	372,380	4,241,408
Extra Space Storage, Inc.	627,010	28,836,190
FelCor Lodging Trust, Inc.[1]	1,282,362	8,617,473
Health Care REIT, Inc.	577,937	37,479,214
Hersha Hospitality Trust, Cl. A	1,813,840	10,284,473
Host Hotels & Resorts, Inc.	2,283,465	42,358,276
LaSalle Hotel Properties	479,630	14,892,511
Omega Healthcare Investors, Inc.	230,484	7,661,288
Physicians Realty Trust	196,680	2,470,301
Public Storage	338,570	56,531,033
Sabra Health Care REIT, Inc.	354,420	9,533,898
Strategic Hotels & Resorts, Inc.[1]	455,607	3,963,781
Sunstone Hotel Investors, Inc.	1,355,379	17,958,772
Ventas, Inc.	252,562	16,477,145

		310,699,033

		1,034,035,326
Health Care—1.2%
Health Care Providers & Services—1.2%
Capital Senior Living Corp.[1]	570,590	12,655,686

Total Common Stocks (Cost $841,164,297)		1,046,691,012

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	Shares	Value
Investment Company—1.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.11%[2,3] (Cost $18,229,748)	18,229,748	$18,229,748
Total Investments,at Value (Cost $859,394,045)	100.0%	1,064,920,760
Liabilities in Excess of Other Assets	(0.0)	(167,359)

Net Assets	100.0%	$1,064,753,401

Footnotes to Statement of Investments

1.	Non-income producing security.
2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares April 30, 2013	Gross Additions	Gross Reductions	Shares October 31, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	17,840,861	206,774,602	206,385,715	18,229,748

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$18,229,748	$8,081

3.	Rate shown is the 7-day yield as of October 31, 2013.

See accompanying Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES     October 31, 2013    Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $841,164,297)	$1,046,691,012
Affiliated companies (cost $18,229,748)	18,229,748

1,064,920,760
Receivables and other assets:
Investments sold	20,594,286
Shares of beneficial interest sold	576,880
Dividends	329,317
Other	62,445

Total assets	1,086,483,688

Liabilities
Payables and other liabilities:
Investments purchased	19,845,955
Shares of beneficial interest redeemed	1,429,876
Transfer and shareholder servicing agent fees	179,339
Distribution and service plan fees	139,232
Trustees’ compensation	78,010
Shareholder communications	33,661
Dividends	15
Other	24,199

Total liabilities	21,730,287
Net Assets	$1,064,753,401

Composition of Net Assets
Par value of shares of beneficial interest	$44,148
Additional paid-in capital	888,274,671
Accumulated net investment loss	(13,203,806)
Accumulated net realized loss on investments	(15,888,327)
Net unrealized appreciation on investments	205,526,715

Net Assets	$1,064,753,401

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Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $464,970,120 and 19,293,121 shares of beneficial interest outstanding)	$24.10
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$25.57

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $20,623,672 and 871,468 shares of beneficial interest outstanding)	$23.67

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $95,268,131 and 4,031,544 shares of beneficial interest outstanding)	$23.63

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $115,510,113 and 4,754,860 shares of beneficial interest outstanding)	$24.29

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $76,309,109 and 3,178,766 shares of beneficial interest outstanding)	$24.01

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $292,072,256 and 12,017,978 shares of beneficial interest outstanding)	$24.30

See accompanying Notes to Financial Statements.

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STATEMENT OF OPERATIONS     For the Six Months Ended October 31, 2013    Unaudited

Investment Income
Dividends:
Unaffiliated companies	$13,310,030
Affiliated companies	8,081
Interest	78
Other income	15,658

Total investment income	13,333,847

Expenses
Management fees	5,351,799

Distribution and service plan fees:
Class A	588,134
Class B	112,844
Class C	494,605
Class N	196,178

Transfer and shareholder servicing agent fees:
Class A	751,115
Class B	44,401
Class C	154,397
Class I	16,360
Class N	140,351
Class Y	432,552

Shareholder communications:
Class A	72,332
Class B	8,556
Class C	21,544
Class I	10
Class N	6,019
Class Y	39,232
Trustees’ compensation	10,204
Custodian fees and expenses	3,232
Other	40,557

Total expenses	8,484,422
Less waivers and reimbursements of expenses	(811,026)

Net expenses	7,673,396
Net Investment Income	5,660,451

Realized and Unrealized Gain (Loss)
Net realized gain on investments from unaffiliated companies	47,745,749
Net change in unrealized appreciation/depreciation on investments	(124,324,727)
Net Decrease in Net Assets Resulting from Operations	$(70,918,527)

See accompanying Notes to Financial Statements.

16    OPPENHEIMER REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013
Operations
Net investment income	$5,660,451	$9,786,055
Net realized gain	47,745,749	72,872,463
Net change in unrealized appreciation/depreciation	(124,324,727)	74,679,807

Net increase (decrease) in net assets resulting from operations	(70,918,527)	157,338,325

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(5,455,361)	(6,913,102)
Class B	(170,565)	(240,838)
Class C	(773,849)	(847,189)
Class I	(1,611,720)	(46,071)
Class N	(803,490)	(1,002,609)
Class Y	(3,628,159)	(7,369,093)

	(12,443,144)	(16,418,902)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(7,072,410)	74,025,674
Class B	(3,540,464)	(3,755,362)
Class C	(3,900,171)	13,878,022
Class I	49,830,725	72,551,595
Class N	(2,159,730)	9,415,706
Class Y	(40,211,404)	(61,395,521)

	(7,053,454)	104,720,114

Net Assets
Total increase (decrease)	(90,415,125)	245,639,537
Beginning of period	1,155,168,526	909,528,989

End of period (including accumulated net investment loss of $13,203,806 and $6,421,113, respectively)	$1,064,753,401	$1,155,168,526

See accompanying Notes to Financial Statements.

17    OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 29, 2011[1]	Year Ended April 30, 2010	Year Ended April 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$25.90	$22.69	$21.18	$17.48	$10.69	$20.68
Income (loss) from investment operations:
Net investment income[2]	0.13	0.22	0.15	0.09	0.25	0.30
Net realized and unrealized gain (loss)	(1.65)	3.37	1.57	3.80	6.79	(10.02)

Total from investment operations	(1.52)	3.59	1.72	3.89	7.04	(9.72)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.28)	(0.38)	(0.21)	(0.19)	(0.25)	(0.27)
Net asset value, end of period	$24.10	$25.90	$22.69	$21.18	$17.48	$10.69

Total Return, at Net Asset Value[3]	(5.86)%	16.08%	8.27%	22.51%	67.02%	(47.57)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$464,970	$508,853	$374,036	$316,328	$219,895	$120,428
Average net assets (in thousands)	$474,286	$416,696	$316,270	$247,017	$158,659	$164,878
Ratios to average net assets:[4]
Net investment income	1.04%	0.95%	0.75%	0.47%	1.87%	2.12%
Total expenses[5]	1.59%	1.66%	1.69%	1.73%	1.88%	1.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.42%	1.49%	1.50%	1.49%	1.50%	1.50%
Portfolio turnover rate	68%	94%	98%	146%	81%	137%

1.	April 29, 2011 represents the last business day of the Fund’s reporting period.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended October 31, 2013	1.59%
Year Ended April 30, 2013	1.66%
Year Ended April 30, 2012	1.69%
Year Ended April 29, 2011	1.73%
Year Ended April 30, 2010	1.88%
Year Ended April 30, 2009	1.76%

See accompanying Notes to Financial Statements.

18    OPPENHEIMER REAL ESTATE FUND

Class B	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 29, 2011[1]	Year Ended April 30, 2010	Year Ended April 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$25.42	$22.28	$20.80	$17.21	$10.56	$20.49
Income (loss) from investment operations:
Net investment income (loss)[2]	0.04	0.08	0.03	(0.03)	0.17	0.20
Net realized and unrealized gain (loss)	(1.61)	3.27	1.52	3.72	6.67	(9.94)

Total from investment operations	(1.57)	3.35	1.55	3.69	6.84	(9.74)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.21)	(0.07)	(0.10)	(0.19)	(0.19)
Net asset value, end of period	$23.67	$25.42	$22.28	$20.80	$17.21	$10.56

Total Return, at Net Asset Value[3]	(6.17)%	15.19%	7.49%	21.60%	65.68%	(47.94)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,624	$26,043	$26,507	$26,837	$21,210	$13,559
Average net assets (in thousands)	$22,392	$25,490	$24,165	$22,404	$16,443	$19,497
Ratios to average net assets:[4]
Net investment income (loss)	0.30%	0.37%	0.14%	(0.19)%	1.26%	1.44%
Total expenses[5]	2.46%	2.56%	2.63%	2.72%	3.01%	2.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.20%	2.25%	2.23%	2.24%	2.25%	2.25%
Portfolio turnover rate	68%	94%	98%	146%	81%	137%

1.	April 29, 2011 represents the last business day of the Fund’s reporting period.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended October 31, 2013	2.46%
Year Ended April 30, 2013	2.56%
Year Ended April 30, 2012	2.63%
Year Ended April 29, 2011	2.72%
Year Ended April 30, 2010	3.01%
Year Ended April 30, 2009	2.81%

See accompanying Notes to Financial Statements.

19    OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS    Continued

Class C	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 29, 2011[1]	Year Ended April 30, 2010	Year Ended April 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$25.40	$22.27	$20.79	$17.21	$10.56	$20.49
Income (loss) from investment operations:
Net investment income (loss)[2]	0.03	0.05	0.01	(0.04)	0.14	0.19
Net realized and unrealized gain (loss)	(1.61)	3.30	1.54	3.72	6.70	(9.93)

Total from investment operations	(1.58)	3.35	1.55	3.68	6.84	(9.74)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.22)	(0.07)	(0.10)	(0.19)	(0.19)
Net asset value, end of period	$23.63	$25.40	$22.27	$20.79	$17.21	$10.56

Total Return, at Net Asset Value[3]	(6.22)%	15.24%	7.45%	21.55%	65.70%	(47.94)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$95,268	$106,881	$80,253	$70,870	$50,510	$27,070
Average net assets (in thousands)	$98,279	$87,802	$68,892	$55,700	$35,969	$36,367
Ratios to average net assets:[4]
Net investment income (loss)	0.26%	0.20%	0.03%	(0.25)%	1.07%	1.37%
Total expenses[5]	2.35%	2.42%	2.48%	2.53%	2.78%	2.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.21%	2.25%	2.24%	2.24%	2.25%	2.25%
Portfolio turnover rate	68%	94%	98%	146%	81%	137%

1.	April 29, 2011 represents the last business day of the Fund’s reporting period.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended October 31, 2013	2.35%
Year Ended April 30, 2013	2.42%
Year Ended April 30, 2012	2.48%
Year Ended April 29, 2011	2.53%
Year Ended April 30, 2010	2.78%
Year Ended April 30, 2009	2.71%

See accompanying Notes to Financial Statements.

20    OPPENHEIMER REAL ESTATE FUND

Class I	Six Months Ended October 31, 2013 (Unaudited)	Period Ended April 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$26.11	$23.15
Income (loss) from investment operations:
Net investment income (loss)[2]	0.17	(0.13)
Net realized and unrealized gain (loss)	(1.65)	3.48

Total from investment operations	(1.48)	3.35
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.34)	(0.39)
Net asset value, end of period	$24.29	$26.11

Total Return, at Net Asset Value[3]	(5.62)%	14.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$115,510	$75,460
Average net assets (in thousands)	$108,365	$12,070
Ratios to average net assets:[4]
Net investment income (loss)	1.38%	(0.81)%
Total expenses[5]	1.03%	1.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.91%	0.93%
Portfolio turnover rate	68%	94%

1.	For the period from August 28, 2012 (inception of offering) to April 30, 2013.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended October 31, 2013	1.03%
Period Ended April 30, 2013	1.03%

See accompanying Notes to Financial Statements.

21    OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS    Continued

Class N	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 29, 2011[1]	Year Ended April 30, 2010	Year Ended April 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$25.80	$22.60	$21.11	$17.44	$10.68	$20.67
Income (loss) from investment operations:
Net investment income[2]	0.09	0.16	0.07	0.04	0.19	0.23
Net realized and unrealized gain (loss)	(1.64)	3.37	1.59	3.79	6.80	(9.98)

Total from investment operations	(1.55)	3.53	1.66	3.83	6.99	(9.75)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.33)	(0.17)	(0.16)	(0.23)	(0.24)
Net asset value, end of period	$24.01	$25.80	$22.60	$21.11	$17.44	$10.68

Total Return, at Net Asset Value[3]	(5.97)%	15.82%	7.97%	22.16%	66.54%	(47.67)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$76,309	$84,482	$64,912	$42,777	$30,531	$14,391
Average net assets (in thousands)	$78,015	$70,768	$47,904	$33,541	$20,982	$16,552
Ratios to average net assets:[4]
Net investment income	0.78%	0.68%	0.36%	0.23%	1.40%	1.69%
Total expenses[5]	1.87%	1.97%	2.03%	2.03%	2.26%	2.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.69%	1.75%	1.74%	1.74%	1.75%	1.75%
Portfolio turnover rate	68%	94%	98%	146%	81%	137%

1.	April 29, 2011 represents the last business day of the Fund’s reporting period.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended October 31, 2013	1.87%
Year Ended April 30, 2013	1.97%
Year Ended April 30, 2012	2.03%
Year Ended April 29, 2011	2.03%
Year Ended April 30, 2010	2.26%
Year Ended April 30, 2009	2.24%

See accompanying Notes to Financial Statements.

22    OPPENHEIMER REAL ESTATE FUND

Class Y	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 29, 2011[1]	Year Ended April 30, 2010	Year Ended April 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$26.11	$22.87	$21.35	$17.61	$10.75	$20.76
Income (loss) from investment operations:
Net investment income[2]	0.16	0.32	0.23	0.17	0.30	0.36
Net realized and unrealized gain (loss)	(1.67)	3.37	1.58	3.81	6.85	(10.05)

Total from investment operations	(1.51)	3.69	1.81	3.98	7.15	(9.69)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)	(0.45)	(0.29)	(0.24)	(0.29)	(0.32)
Net asset value, end of period	$24.30	$26.11	$22.87	$21.35	$17.61	$10.75

Total Return, at Net Asset Value[3]	(5.74)%	16.44%	8.66%	22.94%	67.75%	(47.36)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$292,072	$353,450	$363,821	$314,517	$323,675	$154,171
Average net assets (in thousands)	$295,321	$370,017	$319,931	$254,203	$225,278	$201,474
Ratios to average net assets:[4]
Net investment income	1.31%	1.39%	1.15%	0.92%	2.18%	2.50%
Total expenses[5]	1.31%	1.21%	1.13%	1.09%	1.07%	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.19%	1.18%	1.13%	1.09%	1.07%	1.06%
Portfolio turnover rate	68%	94%	98%	146%	81%	137%

1.	April 29, 2011 represents the last business day of the Fund’s reporting period.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended October 31, 2013	1.31%
Year Ended April 30, 2013	1.21%
Year Ended April 30, 2012	1.13%
Year Ended April 29, 2011	1.09%
Year Ended April 30, 2010	1.07%
Year Ended April 30, 2009	1.06%

See accompanying Notes to Financial Statements.

23    OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS     October 31, 2013    Unaudited

1. Significant Accounting Policies

Oppenheimer Real Estate Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund’s investment objective is to seek total return through investment in real estate securities. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Advisor has entered into a sub-sub-advisory agreement with Cornerstone Real Estate Advisers LLC (the “Sub-Sub-Adviser”), an indirect, wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company, the parent of OFI.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

24    OPPENHEIMER REAL ESTATE FUND

1. Significant Accounting Policies (Continued)

Concentration Risk. Concentration risk is the risk that the Fund’s investments in securities of companies in one industry may cause it to be more exposed to changes in that industry or market sector as compared to a more broadly diversified fund. The Fund invests primarily in the real estate industry.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended April 30, 2013, the Fund utilized $58,781,999 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had straddle losses of $288,311. Details of the fiscal year ended April 30, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2018	$33,456,323

As of October 31, 2013, it is estimated that there will be no capital loss carryforwards. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended October 31, 2013, it is estimated that the Fund will utilize $33,456,323 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

25    OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies (Continued)

Federal tax cost of securities	$881,948,879

Gross unrealized appreciation	$187,044,229
Gross unrealized depreciation	(4,072,347)

Net unrealized appreciation	$182,971,882

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended October 31, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$1,410
Payments Made to Retired Trustees	—
Accumulated Liability as of October 31, 2013	34,363

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

26    OPPENHEIMER REAL ESTATE FUND

1. Significant Accounting Policies (Continued)

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of ontingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

27    OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

28    OPPENHEIMER REAL ESTATE FUND

2. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

29    OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of October 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Financials	$1,034,035,326	$—	$—	$1,034,035,326
Health Care	12,655,686	—	—	12,655,686
Investment Company	18,229,748	—	—	18,229,748

Total Assets	$1,064,920,760	$—	$—	$1,064,920,760

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

30    OPPENHEIMER REAL ESTATE FUND

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended October 31, 2013		Year Ended April 30, 2013[1]
	Shares	Amount	Shares	Amount
Class A
Sold	2,814,233	$68,095,734	7,312,645	$169,109,909
Dividends and/or distributions reinvested	222,724	5,257,457	293,524	6,652,790
Redeemed	(3,393,685)	(80,425,601)	(4,443,305)	(101,737,025)

Net increase (decrease)	(356,728)	$(7,072,410)	3,162,864	$74,025,674

Class B
Sold	37,399	$899,047	209,124	$4,700,879
Dividends and/or distributions reinvested	7,149	165,636	10,541	233,193
Redeemed	(197,489)	(4,605,147)	(384,983)	(8,689,434)

Net decrease	(152,941)	$(3,540,464)	(165,318)	$(3,755,362)

Class C
Sold	576,320	$13,679,479	1,507,780	$34,248,865
Dividends and/or distributions reinvested	31,848	737,203	36,131	799,586
Redeemed	(784,840)	(18,316,853)	(940,013)	(21,170,429)

Net increase (decrease)	(176,672)	$(3,900,171)	603,898	$13,878,022

Class I
Sold	2,692,635	$69,634,209	3,114,763	$78,181,364
Dividends and/or distributions reinvested	67,756	1,611,572	1,893	45,903
Redeemed	(895,649)	(21,415,056)	(226,538)	(5,675,672)

Net increase	1,864,742	$49,830,725	2,890,118	$72,551,595

Class N
Sold	523,047	$12,586,066	1,592,173	$36,585,113
Dividends and/or distributions reinvested	33,306	783,234	42,982	969,727
Redeemed	(652,552)	(15,529,030)	(1,231,884)	(28,139,134)

Net increase (decrease)	(96,199)	$(2,159,730)	403,271	$9,415,706

Class Y
Sold	1,995,073	$48,835,833	5,681,445	$130,311,027
Dividends and/or distributions reinvested	150,933	3,592,650	317,556	7,252,162
Redeemed	(3,663,131)	(92,639,887)	(8,371,352)	(198,958,710)

Net decrease	(1,517,125)	$(40,211,404)	(2,372,351)	$(61,395,521)

1.	For the year ended April 30, 2013 for Class A, Class B, Class C, Class N and Class Y shares, and for the period from August 28, 2012 (inception of offering) to April 30, 2013 for Class I shares.

31    OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS    Continued

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended October 31, 2013 were as follows:

	Purchases	Sales
Investment securities	$730,117,326	$710,612,007

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1.0 billion	1.00%
Over $1.0 billion	0.80

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Adviser to provide the day-today portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Adviser an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Adviser under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

32    OPPENHEIMER REAL ESTATE FUND

5. Fees and Other Transactions with Affiliates (Continued)

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2013 were as follows:

Class B	$133,821
Class C	1,043,625
Class N	893,390

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

33    OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates (Continued)

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
October 31, 2013	$149,713	$1,150	$16,701	$3,764	$456

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive its management fees and/or reimburse certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; will not exceed 1.50% for Class A shares, 2.25% for Class B and Class C shares, 1.75% for Class N shares and 1.25% for Class Y shares. During the six months ended October 31, 2013, the Manager waived fees and/or reimbursed the Fund $8,737, $8,858, $10,545, $6,372 and $486 for Class A, Class B, Class C, Class N and Class Y, respectively.

In addition, the Manager has voluntarily agreed to waive 0.10% of its management fee for each class of the Fund. During the six months ended October 31, 2013, the Manager waived fees and/or reimbursed the Fund $543,057.

Effective October 1, 2013, the Manager, upon discussion with the Board, has voluntarily agreed to reduce its management fee by 0.10% of the Fund’s daily net assets until the Fund’s trailing one-year total performance is out of the 5th quintile of the Fund’s Morningstar peer group as measured at the end of each calendar quarter. After that, the Manager will voluntarily reduce its management fee by 0.05% of the Fund’s daily net assets until the Fund’s trailing one-year performance is out of the 4th quintile of the Fund’s Morningstar peer group as measured at the end of each calendar quarter. During the six months ended October 31, 2013, the Manager reimbursed the Fund $89,741.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended October 31, 2013, the Manager waived fees and/or reimbursed the Fund $7,129 for IMMF management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the six months ended October 31, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class A	$109,970
Class B	8,190
Class C	779
Class N	17,162

34    OPPENHEIMER REAL ESTATE FUND

5. Fees and Other Transactions with Affiliates (Continued)

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

35    OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS    Continued

6. Pending Litigation (Continued)

On April 16, 2010, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

36    OPPENHEIMER REAL ESTATE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AND SUB-ADVISORY AGREEMENTS    Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund and OFI has entered into a sub-sub-advisory agreement with Cornerstone Real Estate Advisers LLC (“Cornerstone” or the “Sub-Sub-Adviser”) (collectively, the “Agreements”) (“OFI Global”, “OFI”, and “Cornerstone” together the “Managers”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its

37    OPPENHEIMER REAL ESTATE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Scott Westphal and David Wharmby, the portfolio managers for the Fund, and the Sub-Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Fund, the Adviser, the Sub-Adviser, and the Sub-Sub-Adviser. Throughout the year, the Adviser, Sub-Adviser, and Sub-Sub-Adviser provided information on the investment performance of the Fund, the Adviser, Sub-Adviser, and the Sub-Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser, Sub-Adviser, Sub-Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmark and to the performance of other retail real estate funds. The Board noted that the Fund’s ten-year performance was better than its category median although its one-year, three-year, and five-year performance was below its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement, and the Sub-Adviser pays the Sub-Sub-Adviser’s fee under the sub-sub-advisory agreement. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load real estate funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 1.50% for Class A, 2.25% for Class B and Class C, 1.75% for Class N and 1.25% for Class Y, as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn before January 1, 2014 and thereafter, may be amended or withdrawn without prior notice to shareholders. In addition,

38    OPPENHEIMER REAL ESTATE FUND

after discussions with the Fund’s Board, the Adviser has voluntarily agreed to waive 0.10% of its management fee for each class of the Fund. This fee waiver and/or reimbursement may not be amended or withdrawn for one year from the date of the prospectus. The Board noted that the Fund’s contractual management fees and total expenses were higher than its peer group median and category median. Based on this evaluation of the Fund’s fees and expenses, the Board negotiated, and the Adviser agreed to voluntarily reduce its management fee, effective October 1, 2013, by 0.10% of the Fund’s daily net assets until the Fund’s trailing one-year total performance is out of the 5th quintile of the Fund’s Morningstar peer group as measured at the end of each calendar quarter for the Class A shares of the Fund. After that, the Adviser will voluntarily reduce its management fee by 0.05% of the Fund’s daily net assets until the Fund’s trailing one-year total performance is out of the 4th quintile of the Fund’s Morningstar peer group as measured at the end of each calendar quarter for the Class A shares of the Fund. The management fee reduction is a voluntary undertaking and may be terminated by the Adviser in consultation with the Board at any time.

Economies of Scale and Profits Realized by the Adviser, Sub-Adviser, and Sub-Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

39    OPPENHEIMER REAL ESTATE FUND

SPECIAL SHAREHOLDER MEETING    Unaudited

On June 21, 2013, a shareholder meeting of Oppenheimer Real Estate Fund (the “Fund”) was held at which the twelve Trustees identified below were elected to the Fund (Proposal No. 1). At the meeting the sub-proposals below (Proposal No. 2 (including all of its sub-proposals)) and an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) were approved as described in the Fund’s proxy statement dated April 12, 2013. The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees

Brian F. Wruble	28,307,771	284,149
David K. Downes	28,283,818	308,100
Matthew P. Fink	28,275,899	316,022
Edmund Giambastiani, Jr.	28,317,281	274,640
Phillip A. Griffiths	28,283,179	308,742
Mary F. Miller	28,319,426	272,495
Joel W. Motley	28,311,796	280,125
Joanne Pace	28,322,283	269,638
Mary Ann Tynan	28,336,346	255,574
Joseph M. Wikler	28,284,113	307,808
Peter I. Wold	28,300,100	291,821
William F. Glavin, Jr.	28,308,789	283,132

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain
22,881,599	415,586	616,524

2b-1: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain
22,928,226	369,326	616,156

2d: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain
22,745,903	393,924	773,885

2e: Proposal to remove the additional fundamental policy relating to estate and commodities

For	Against	Abstain
22,911,645	361,226	640,841

2f: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain
22,892,196	367,071	654,445

2g: Proposal to remove the additional fundamental policy relating to underwriting

For	Against	Abstain
22,859,566	371,431	682,714

2r: Proposal to convert the Fund’s investment objective from fundamental to non-fundamental

For	Against	Abstain
22,430,952	813,929	668,825

40    OPPENHEIMER REAL ESTATE FUND

2s: Proposal to approve a change in the Fund’s investment objective

For	Against	Abstain
22,733,877	539,075	640,758

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain
22,995,453	289,426	628,836

41    OPPENHEIMER REAL ESTATE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

42    OPPENHEIMER REAL ESTATE FUND

OPPENHEIMER REAL ESTATE FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Phillip A. Griffiths, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Mary Ann Tynan, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2013 OppenheimerFunds, Inc. All rights reserved.

43    OPPENHEIMER REAL ESTATE FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

44    OPPENHEIMER REAL ESTATE FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

45    OPPENHEIMER REAL ESTATE FUND

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2013 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0590.001.1013 December 23, 2013

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Real Estate Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 12/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 12/9/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 12/9/2013